Subsequent events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events

Note  35.   Subsequent events

Acquisition of IC’ALPS SAS

On August 4, 2025, the Group announced that it had completed the acquisition of 100% of the share capital and voting rights of IC’ALPS SAS (“IC’ALPS”), an ASIC design and supply specialist based in Grenoble, France. This strategic acquisition is expected to reinforce SEALSQ’s commitment to advancing its Application-Specific Integrated Circuit (ASIC) development to meet the growing demand in the sector and adds approximately 100 highly skilled staff based out of IC’ALPS’ current centers in Grenoble and Toulouse, France.

The purchase price is made up of EUR 10 million paid in cash, 823,988 Ordinary Shares of SEALSQ with a market value of USD 2.5 million based on the closing price of an Ordinary Share of SEALSQ on August 4, 2025 of USD 2.99, and a contingent consideration of up to EUR 4 million based on the US GAAP revenue of IC’Alps for the financial year ending December 31, 2025.

The assets, liabilities and results of IC’ALPS will be consolidated in SEALSQ’s financial statements from August 4, 2025. At the time these financial statements are released, the amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed, as well as for the goodwill cannot be ascertained because the US GAAP financial statements of IC’Alps as of August 4, 2025 are not yet available.

Securities Purchase Agreement

On July 14, 2025, the Group entered into a Securities Purchase Agreement with several institutional investors to purchase 15,000,000 Ordinary Shares and accompanying warrants to purchase up to 30,000,000 Ordinary Shares at a combined purchase price of USD 4.00 per Ordinary Share and accompanying warrants, for a total subscription price of USD 60 million. The warrants will have an exercise price of USD 4.60 per Ordinary Share, will be immediately exercisable, and will expire seven years following the date of issuance.